SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 9, 1997



                           GLENAYRE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



Delaware                             0-15761                   98-0085742
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)        Identification No.)



5935 Carnegie Boulevard, Charlotte, North Carolina                    28209
  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (704) 553-0038


                                 Not applicable
         (Former name or former address, if changed since last report.)



                                Page 1 of 7 Pages

Item 5.  Other Events.

         The Registrant announced plans to acquire Wireless Access Inc. of Santa Clara, California and Open Development Corporation of the Boston, Massachusetts area, and plans to divest its microwave radio unit, the Registrant's Wireless Interconnect Group (Western Multiplex Corporation). The Registrant's News Release is filed herewith as Exhibit 99 to this Report.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

                  99.  Registrant's News Release dated September 9, 1997.



                                Page 2 of 7 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           GLENAYRE TECHNOLOGIES, INC.



                                           By   s/Eugene C. Pridgen
                                                    Eugene C. Pridgen
                                                    Executive Vice President


Dated:  September 10, 1997





                                Page 3 of 7 Pages

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                            Commission File Number
September 9, 1997                                                0-15761


                           GLENAYRE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX


Exhibit No.                                 Exhibit Description

   99 Glenayre Technologies, Inc. News Release dated September 9, 1997.



                                Page 4 of 7 Pages